 John IannoneVice President, Investor Relations304-905-7021  Investor Presentation (Q3 2017)(financials as of Q2 2017)

 Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2016 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarters ended March 31 and June 30, 2017, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.wesbanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; internet hacking; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements.  Forward-Looking Statements  *

 *  Who and Where We Are  Founded in 1870$9.9 billion in assetsStrong community banking rootsHeadquartered in Wheeling, WVTop share across legacy and diverse, major metropolitan marketsBalanced market distributionStrong demographic trends across footprintDiversified and well-balancedMultiple revenue generation engines100-year old trust businessProprietary mutual fund familyStrong credit quality and regulatory compliance  Top Share in Diverse Markets  Broad and Balanced Market Distribution  Note: asset, location, loan, & deposit data as of 6/30/2017; market share based on 2016 MSA deposit rankings (source: S&P Global) (approximated on map by circles) (Pittsburgh MSA excludes BNY Mellon; Columbus MSA excludes single Wells Fargo branch & Nationwide Insurance)  #18  #10  #15  #2  #8  #10  #3

 *  Key Differentiators  Emerging financial services company with a community bank at its coreDiversified revenue growth engines with a critical focus on credit qualityWell-balanced loan and deposit distribution across broad footprintRobust legacy market share combined with diverse metropolitan marketsTop ten market share in the Columbus, Louisville, and Pittsburgh MSAsStrong legacy of credit and risk managementSolid, and growing, non-interest income generation$3.8B of assets under management, including $0.9B in our WesMark FundsOperating non-interest income increased 7% year-over-year during 2016Focus on customer service to ensure a relationship that meets all customer needs efficiently and effectivelyStrong expense management culture with a year-to-date efficiency ratio of 56.8%, as continue to execute on long-term growth strategies  Note: market share based on 2016 MSA deposit rankings (source: S&P Global); financial data as of quarter ending 6/30/2017 (operating non-interest income as of year ending 12/31/16); please see the reconciliations to GAAP results in the appendix

 *  Investment Rationale  Well-balanced financial services company with a diversified earnings stream and a strong legacy of credit and risk managementDisciplined growth, balanced by a fundamental focus on expense management, that delivers positive operating leverage and increases shareholder valueWell-defined growth and $10B asset threshold strategies for long-term successFocus on shareholder value through earnings and dividend growthFavorable asset quality and operating metrics when compared to peersStock trades at an ~2x multiple discount – despite above peer-average financial performance  Well-positioned for continued, high-quality growth withstrong upside market appreciation potential  Note: multiple discount based on stock prices and consensus estimates (current year and next year) as of 8/2/17 (source: FactSet)

 Growth Strategy

 *  Long-Term Growth Strategies  Diversified loan portfolio with a focus on Commercial and Industrial (C&I)Increased productivity from and enhancements to the commercial lending teamLong history of strong wealth management capabilitiesProprietary mutual funds, and a century of trust experienceEstablished wealth management, insurance, and private banking services are keys to fee income strategyTraditional retail banking service strategiesFocus on customer service and convenienceCustomer needs-based product delivery through our various channelsStrong culture of expense management Focus on delivering positive operating leverage while making necessary growth-oriented investmentsEmphasis on technology implementation to streamline and improve processesFranchise expansion in contiguous marketsTargeted acquisitions within a reasonable geographic hub of our headquarters

 *  Diversified Loan Portfolio  Focus on expanding Commercial and Industrial (C&I) businessDedicated C&I and Business Banking teams in all major metropolitan markets while retaining our traditional CRE/LCD expertiseFull suite of treasury management products, including international services, foreign exchange, and enhanced wire and lockbox capabilitiesAverage loans to average deposits ratio of 89.5% provides significant opportunity for growthMinimal lending exposure to the oil, gas, and coal industries<1% direct + <1% indirect exposure  $6.4 Billion Loan Portfolio  Note: loan and deposit data as of 6/30/17; oil, gas, and coal exposures as percent of total loan portfolio; CAGR based on 6/30/12; organic CAGR excludes loans acquired from Your Community Bankshares (9/9/16), ESB Financial (2/10/15), and Fidelity Bancorp (11/30/12)  Five-Year CAGR  Loan CategoryC&IHELOCResidential R/EComm’l R/E (Total)Consumer  Total22%16%16%12%8%  Organic12%10%4%5%(5%)

 Private Banking$480MM in private banking loans and deposits1,500+ relationships Growth opportunities from shale-related private wealth managementExpansion in Kentucky and Indiana  *  Strong Wealth Management Capabilities  Note: assets and clients as of 6/30/17; chart financials as of 12/31 unless otherwise stated  Private Banking Loans and Deposits(as of 12/31) ($MM)  Trust & Investments$3.8B of trust and mutual fund assets under management5,000+ relationshipsGrowth opportunities from shale-related private wealth managementExpansion in Kentucky and IndianaWesMark funds  Securities BrokerageSecurities investment salesLicensed banker programRegional player/coach programExpand external business development opportunitiesExpansion in Kentucky and Indiana  CAGR57%  InsurancePersonal, commercial, title, healthExpand title business in all marketsApplied quotation software utilization (personal)TPA services for small business healthcare plans  Trust Assets(Market Value as of 12/31) ($B)  CAGR4%  `

 *  Retail Banking Strategies  Efficient financial center network with effective staff management and technology utilization supported by centralized, low-cost back office functionsTransitioning financial center personnel from transaction-based to needs-based sales activityFull integration of CRM system to track relationships and referralsCenters in key markets have bankers licensed to offer investment productsMajority of urban center managers have completed or are enrolled in our Business Banking Academy program Growth in demand deposits, business banking loans, and e-banking feesContinuous reviews for financial center optimizationTechnology deployments and an omni-channel distribution modelSince 2012, closed eleven offices, downsized five, and opened three new offices in more attractive markets  Note: location data as of 6/30/2017; optimization statistics do not reflect recently announced location closure and location relocation

 *  Strong Culture of Expense Management  Fundamental focus on expense management to deliver positive operating leverage and increase shareholder value“Rule-of-thumb” target is $2 of return on each $1 of investmentScalable technology infrastructure supports both organic and acquisition-related growth without significant additional investmentRegular review of all operational and information technology contracts and services to ensure quality while controlling costsIntroduced software and cost control tools to enhance overall combined purchasing efforts and to better manage travel expensesUtilize technology to reduce travel cost and enhance communicationCommunication infrastructure modernizationUpgrade of phone systems and increased utilization of video conferencingElimination of all personal computers with installation of “thin-client” technology

 *  Franchise Expansion  Targeted acquisitions in existing markets and new higher-growth metro areasCritical, long-term focus on shareholder returnAdequate capital and liquidity, along with strong regulatory compliance processes, provides ability to execute transactions quickly Diligent efforts to maintain a community bank oriented value-based approach to our marketsHistory of successful acquisitions that have improved earnings  Contiguous Markets Radius  Recent Acquisitions  YCB: announced May-16; closed Sep-16ESB: announced Oct-14; closed Feb-15Fidelity: announced Jul-12; closed Nov-12AmTrust (5 branches): announced Jan-09; closed Mar-09Oak Hill: announced Jul-07; closed Nov-07

 Methodically phasing in the costs of processes, personnel, and enhancing our strong compliance management systemLiquidity, loan, and capital stress testing in preparation for DFAST reportingCurrently anticipate no large, single-period investment requirementCurrent environment does not change plans or infrastructure buildContinuing to monitor and assess the timing and impact of crossingAnticipate crossing the threshold sometime during the next couple of yearsPrefer to cross via a franchise-enhancing acquisition; however, prepared to cross organically if do not find right M&A opportunityBalance sheet remix strategy provides time to complete infrastructure build while maintaining loan growthPotential acquisition must enhance shareholder value and be accretive to help cover potential income impacts from interchange income caps and additional FDIC expenses  $10 Billion Asset Threshold Plan  *

 *  Above Peer Group Performance  Disciplined execution upon growth strategies providing above peer group performance across key operating metrics  Note: financial data as of 12/31; current YTD data as of 6/30/2017; please see the reconciliations in the appendix; peer group includes SRCE, CHFC, CBU, EGBN, FNB, FCF, FFBC, FRME, NBTB, ONB, PRK, PNFP, STBA, TMP, TOWN, UBSH, UBSI; peer ratios from S&P Global and company reports (as of 8/3/17) and represent simple averages for ROTCE & efficiency ratio, and weighted averages for ROAA & NPAs to Assets  Efficiency Ratio  Return on Average Assets  Return on Average Tangible Equity  Non-Performing Assets to Total Assets

 Returning Value to Shareholders  Focus on appropriate capital allocation to provide flexibility while continuing to enhance shareholder valueQ2 2017 dividend payout ratio of 43.3% provides upside potentialQ2 2017 dividend yield 2.7%, compared to 1.6% for bank group  *  Note: dividend through May 2017 declaration announcement; WSBC dividend payout ratio based on earnings per share excluding restructuring & merger-related costs; WSBC dividend yield based upon 8/2/17 closing stock price of $38.05; bank group ($5B to $10B total assets) dividend data as of 2Q2017 (source as of 8/3/17: S&P Global)  Tangible Book Value per Share ($)  Quarterly Dividend per Share ($)  +86%  +49%

 Financial Overview

 *  Financial and Operational Highlights – Q2 2017  Net income up 16.8% and EPS of $0.60 (excluding merger-related costs)Return on tangible common equity of 13.7% (excluding merger-related costs)Southern Indiana and Kentucky market expansion is progressing wellInvesting in becoming a larger company while carefully managing costsInvesting in lending talent and products that enable us to grow and compete in our targeted segmentsRemain committed to driving positive operating leverage and maintaining a strong efficiency ratioContinued execution of loan portfolio diversification strategyGenerated year-over-year organic loan growth of 4.1%, driven by 8.8% total commercial and 5.1% home equity organic loan growthContinue to anticipate mid-single digit total loan growth during 2017Focus on maintaining strong credit quality metricsContinuing past discipline of prudently managing loan growth, and focusing upon the long-term success of WesBancoManaging the risk and return of our loan portfolio by allocating capital to our highest opportunity product areas  Note: financial data as of quarter ending 6/30/2017, which reflects impact of the YCB merger, and compared to the quarter ending 6/30/2016; please see the reconciliations to GAAP results in the appendix

 Financial Performance Summary (Non-GAAP)  *  excludes merger-related expensesall figures are three month ending figures; do not disclose year-to-date figuresNote: please see the reconciliations to GAAP results in the appendix; Your Community Bankshares merger closed September 9, 2016

 Net Interest Margin   During 2016, net interest margin (NIM) was impacted by:Increased funding costs associated with a higher proportion of Federal Home Loan Bank medium-term borrowings and lower earning asset yieldsAverage loan rates declined due to the low interest rate environment, lower spreads on existing loan repricing, and competitive new loan pricingNIM improvement over last few quarters has resulted from a combination of our balance sheet remix strategy, the YCB acquisition, and recent Federal Reserve Board’s target federal funds rate increasesPositioned for asset sensitivity in a rising interest rate environmentCompetitive pressures continue on loan pricing and non-pricing termsDecline in yield curve over last few months provides NIM expansion headwind  *  Net Interest Margin (FTE)

 Interest Rate Sensitivity  Positioned for asset sensitivity in rising rate shock and ramp environments  *  Immediate Change in Interest Rates  Change in Net Interest Incomefrom Base over One Year  Change in Net Interest Incomefrom Base over One Year  Immediate Change in Interest Rates  December 31, 2016  June 30, 2017  +1% Rate Shock  +3.1%  +4.0%  +2% Rate Shock  +4.6%  +6.8%  +3% Rate Shock  +4.7%  +9.7%  +2% Rate Ramp  +3.2%  +3.4%  (1%) Rate Shock  (2.3%)  (4.2%)        EVE +2% Rate Shock  +6.7%  +2.9%  EVE (1%) Rate Shock  (9.8%)  (8.2%)  Note: “EVE” is the economic value of equity, which is defined as the market value of equity in various increasing and decreasing rate scenarios

 Securities Portfolio  Securities portfolio represents ~23% of total assets (compared to ~27% last year)Scheduled maturities, calls, and select sales of short-term, lower-yielding securities to help manage risk and portfolio efficiency while funding loan growthPortfolio characteristics:No credit-related issuesFew callable agency and no high-premium mortgage-backed securitiesAverage tax-equivalent yield 2.99%Weighted average life ~4.4 years41% unpledgedProvides near-term flexibility to support loan growth, provide liquidity, and manage the size of the balance sheet  *  Composition as of 6/30/2017  Total Securities = $2.3B  Note: financial data as of 6/30/2017

 Diversified Revenue Generation: Non-Interest Income  Operating non-interest income contributed 24% of net revenue during Q2 2017 year-to-dateQ2 2017 operating non-interest income reflects:Growth in electronic banking and deposit service fees from a larger customer deposit base from the addition of the new Indiana and Kentucky marketsTrust fees improved year-over-year from improvements in the equity markets, organic growth, and higher estate feesOther income declined due to the prior year including higher commercial customer loan swap income related to a larger project  *  Note: operating non-interest income (excludes gain/loss on securities and on sale of OREO property) is a non-GAAP measure, please see the reconciliations to GAAP results in the appendix  Operating Non-Interest Income ($MM)  Year-to-Date

 Strong legacy of credit and risk management based upon conservative underwriting standardsMature enterprise risk management program addressing key risks in all business lines and functional areasLiquidity, loan, and capital stress testing in preparation for post-$10 billion asset threshold DFAST reportingEnhancing our strong compliance management systemStrong regulatory capital ratios well above regulatory requirementsSix consecutive “outstanding” CRA ratings since 2003  Risk Management and Regulatory Compliance  *  Basel III Tier 1 Risk-Based Capital Ratio  Basel III Common Equity Tier 1 Capital Ratio  Note: Your Community Bankshares merger closed September 9, 2016

 Appendix

 Stock Performance: Long-Term Cumulative Return  *  Note: cumulative return since WSBC IPO compared to the cumulative return for the S&P500 Index over the same time period

 Executive  Position  Years in Banking  Years atWSBC  James Gardill  Chairman of the Board  44*  44  Todd Clossin  President & Chief Executive Officer  33  4  Robert Young  EVP – Chief Financial Officer  31  16  Lynn Asensio  EVP – Retail Administration  39  12  Ivan Burdine  EVP – Chief Credit Officer  37  4  Jonathan Dargusch  EVP – Wealth Management  36  7  Gregory Dugan  EVP – Senior Operations Officer  40  38  Steve Lawrence  EVP – Chief Internal Auditor  37  23  Michael Perkins  EVP – Chief Risk & Admin Officer  22  22  Anthony Pietranton  EVP – Human Resources  29**  4  Brent Richmond  EVP – Treasury & Strategic Planning  32  15  Jayson Zatta  EVP – Chief Banking Officer  31  9  Experienced and Stable Management Team  * as legal counsel to WesBanco ** in financial services, including nine in banking  *

 Financial Performance Summary Trend – Annual   *  Efficiency Ratio (1)  Net Income (1) ($MM)  (1) excludes merger-related expensesNote: please see the reconciliations to GAAP results in the appendix; Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012  Return on Average Tangible Equity (1)  Return on Average Assets (1)

 Loan loss allowance decline due to improvement in credit quality  Legacy Loan Loss Allowance and Total Loans  Non-Performing Assets to Total Assets  Net Charge-Offs as % of Average Loans  NPAs to Total Loans, OREO & Repossessed Assets  Diligent Focus on Credit Quality – Annual Trend  *  Note: please see the reconciliations to GAAP results in the appendix; Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012; “Legacy” as defined in WSBC’s ALLL model glossary are “loans that were originated by WesBanco Bank, Inc.”

 Reconciliation: Efficiency Ratio  *  Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012

 Reconciliation: Net Income and EPS (Diluted)  *  Note: Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012

 *   (1) three-month and six-month net income figures are annualizedNote: Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012  Reconciliation: Return on Average Assets

 *   (1) three-month and six-month net income figures are annualized; amortization of intangibles tax effected at 35%Note: Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012  Reconciliation: Return on Average Tangible Equity

 Reconciliation: Operating Non-Interest Income  *  Note: Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012

 *  Note: Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012; “Legacy” as defined in WSBC’s ALLL model glossary are “loans that were originated by WesBanco Bank, Inc.”  Reconciliation: Legacy Loan Loss Allowance and Total Loans